                                                                   EXHIBIT 4-220


                                  EXECUTED IN              COUNTERPARTS
                                  OF WHICH THIS IS COUNTERPART NO.             .

                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                             BANKERS TRUST COMPANY
                              (Four Albany Street,
                           New York, New York 10015)

                                                  AS TRUSTEE

                            ------------------------

                                   INDENTURE
                          Dated as of December 1, 1994

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

(A) GENERAL AND REFUNDING MORTGAGE BONDS,
           SERIES KKP NO. 15, DUE SEPTEMBER 1, 2004,

(B) GENERAL AND REFUNDING MORTGAGE BONDS,
           1994 SERIES DP, DUE DECEMBER 1, 2004

                                      AND

                         (C) RECORDING AND FILING DATA
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                                        i

                               TABLE OF CONTENTS*

                            ------------------------

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                                                                  PAGE
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
PARTIES.....................................................        1
RECITALS
  Original Indenture and Supplementals......................        1
  Issue of Bonds under Indenture............................        1
  Bonds heretofore issued...................................        1
  Reason for creation of new series.........................        5
  Bonds to be Series KKP No. 15 and 1994 Series DP..........        5
  Further Assurance.........................................        5
  Authorization of Supplemental Indenture...................        5
  Consideration for Supplemental Indenture..................        6

                                    PART I.
                      CREATION OF THREE HUNDRED SIXTEENTH
                                SERIES OF BONDS

                     GENERAL AND REFUNDING MORTGAGE BONDS,
                               SERIES KKP NO. 15

Sec. 1. Terms of Bonds of Series KKP No. 15.................        6
Sec. 2. Redemption of Bonds of Series KKP No. 15............        8
Sec. 3. Redemption in Event of Acceleration.................        8
Sec. 4. Form of Bonds of Series KKP No. 15..................        9
        Form of Trustee's Certificate.......................       14

                                    PART II.
                     CREATION OF THREE HUNDRED SEVENTEENTH
                                SERIES OF BONDS
                     GENERAL AND REFUNDING MORTGAGE BONDS,
                                 1994 SERIES DP

Sec. 1. Terms of Bonds of 1994 Series DP....................       14
Sec. 2. Redemption of Bonds of 1994 Series DP...............       16
Sec. 3. Redemption and Payment in Event of AMBAC Payment....       16
Sec. 4. Form of Bonds of 1994 Series DP.....................       17
        Form of Trustee's Certificate.......................       21

                                   PART III.
                           RECORDING AND FILING DATA

Recording and filing of Original Indenture..................       21
Recording and filing of Supplemental Indentures.............       21
Recording of Certificates of Provision for Payment..........       28

                                    PART IV.
                                  THE TRUSTEE

Terms and conditions of acceptance of trust by Trustee......       28

                                    PART V.
                                 MISCELLANEOUS

Confirmation of Section 318(c) of Trust Indenture Act.......       28
Execution in Counterparts...................................       28
Testimonium.................................................       29
Execution...................................................       29
Acknowledgements............................................       29
Affidavit as to consideration and good faith................       31

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* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.
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                                        1

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PARTIES.                 SUPPLEMENTAL INDENTURE, dated as of the first day of
                         December, in the year one thousand nine hundred and
                         ninety-four, between THE DETROIT EDISON COMPANY, a
                         corporation organized and existing under the laws of the
                         State of Michigan and a transmitting utility (hereinafter
                         called the "Company"), party of the first part, and BANKERS
                         TRUST COMPANY, a corporation organized and existing under
                         the laws of the State of New York, having its corporate
                         trust office at Four Albany Street, in the Borough of
                         Manhattan, The City and State of New York, as Trustee under the Mortgage and Deed of Trust hereinafter mentioned
                         (hereinafter called the "Trustee"), party of the second
                         part.

ORIGINAL                 WHEREAS, the Company has heretofore executed and delivered
INDENTURE AND            its Mortgage and Deed of Trust (hereinafter referred to as
SUPPLEMENTALS.           the "Original Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company
                         outstanding thereunder, and pursuant to the terms and
                         provisions of the Original Indenture, indentures dated as
                         of, respectively, June 1, 1925, August 1, 1927, February 1,
                         1931, June 1, 1931, October 1, 1932, September 25, 1935,
                         September 1, 1936, November 1, 1936, February 1, 1940,
                         December 1, 1940, September 1, 1947, March 1, 1950, November
                         15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May
                         15, 1955, August 15, 1957, June 1, 1959, December 1, 1966,
                         October 1, 1968, December 1, 1969, July 1, 1970, December
                         15, 1970, June 15, 1971, November 15, 1971, January 15,
                         1973, May 1, 1974, October 1, 1974, January 15, 1975,
                         November 1, 1975, December 15, 1975, February 1, 1976, June
                         15, 1976, July 15, 1976, February 15, 1977, March 1, 1977,
                         June 15, 1977, July 1, 1977, October 1, 1977, June 1, 1978,
                         October 15, 1978, March 15, 1979, July 1, 1979, September 1,
                         1979, September 15, 1979, January 1, 1980, April 1, 1980,
                         August 15, 1980, August 1, 1981, November 1, 1981, June 30,
                         1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1,
                         1985, May 15, 1985, October 15, 1985, April 1, 1986, August
                         15, 1986, November 30, 1986, January 31, 1987, April 1,
                         1987, August 15, 1987, November 30, 1987, June 15, 1989,
                         July 15, 1989, December 1, 1989, February 15, 1990, November
                         1, 1990, April 1, 1991, May 1, 1991, May 15, 1991, September
                         1, 1991, November 1, 1991, January 15, 1992, February 29,
                         1992, April 15, 1992, July 15, 1992, July 31, 1992, November
                         30, 1992, December 15, 1992, January 1, 1993, March 1, 1993,
                         March 15, 1993, April 1, 1993, April 26, 1993, May 31, 1993,
                         June 30, 1993, June 30, 1993, September 15, 1993, March 1,
                         1994, June 15, 1994 and August 15, 1994 supplemental to the
                         Original Indenture, have heretofore been entered into
                         between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being
                         hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF                 WHEREAS, the Indenture provides that said bonds shall be
BONDS UNDER              issuable in one or more series, and makes provision that the
INDENTURE.               rates of interest and dates for the payment thereof, the
                         date of maturity or dates of maturity, if of serial
                         maturity, the terms and rates of optional redemption (if
                         redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in
                         respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the
                         Trustee thereunder; and

BONDS HERETOFORE         WHEREAS, bonds in the principal amount of Eight billion two
ISSUED.                  hundred ninety-eight million five hundred seventy-seven
                         thousand dollars ($8,298,577,000) have heretofore been
                         issued under the indenture as follows, viz:

                              (1)  Bonds of Series A                  -- Principal Amount $26,016,000,
                              (2)  Bonds of Series B                  -- Principal Amount $23,000,000,
                              (3)  Bonds of Series C                  -- Principal Amount $20,000,000,
                              (4)  Bonds of Series D                  -- Principal Amount $50,000,000,
                              (5)  Bonds of Series E                  -- Principal Amount $15,000,000,
                              (6)  Bonds of Series F                  -- Principal Amount $49,000,000,
                              (7)  Bonds of Series G                  -- Principal Amount $35,000,000,
                              (8)  Bonds of Series H                  -- Principal Amount $50,000,000,
                              (9)  Bonds of Series I                  -- Principal Amount $60,000,000,
                             (10)  Bonds of Series J                  -- Principal Amount $35,000,000,
                             (11)  Bonds of Series K                  -- Principal Amount $40,000,000,

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
                             (12)  Bonds of Series L                  -- Principal Amount $24,000,000,
                             (13)  Bonds of Series M                  -- Principal Amount $40,000,000,
                             (14)  Bonds of Series N                  -- Principal Amount $40,000,000,
                             (15)  Bonds of Series O                  -- Principal Amount $60,000,000,
                             (16)  Bonds of Series P                  -- Principal Amount $70,000,000,
                             (17)  Bonds of Series Q                  -- Principal Amount $40,000,000,
                             (18)  Bonds of Series W                  -- Principal Amount $50,000,000,
                             (19)  Bonds of Series AA                 -- Principal Amount
                                                                      $100,000,000,
                             (20)  Bonds of Series BB                 -- Principal Amount $50,000,000,
                             (21)  Bonds of Series CC                 -- Principal Amount $50,000,000,
                             (22)  Bonds of Series UU                 -- Principal Amount
                                                                      $100,000,000,
                          (23-31)  Bonds of Series DDP Nos. 1-9       -- Principal Amount $14,305,000,
                          (32-45)  Bonds of Series FFR Nos. 1-14      -- Principal Amount $45,600,000,
                          (46-67)  Bonds of Series GGP Nos. 1-22      -- Principal Amount $42,300,000,
                             (68)  Bonds of Series HH                 -- Principal Amount $50,000,000,
                          (69-90)  Bonds of Series IIP Nos. 1-22      -- Principal Amount $3,750,000,
                          (91-98)  Bonds of Series JJP Nos. 1-8       -- Principal Amount $6,850,000,
                         (99-106)  Bonds of Series KKP Nos. 1-8       -- Principal Amount $14,890,000,
                        (107-121)  Bonds of Series LLP Nos. 1-15      -- Principal Amount $8,850,000,
                        (122-142)  Bonds of Series NNP Nos. 1-21      -- Principal Amount $47,950,000,
                        (143-160)  Bonds of Series OOP Nos. 1-18      -- Principal Amount $18,880,000,
                        (161-179)  Bonds of Series QQP Nos. 1-19      -- Principal Amount $13,650,000,
                        (180-194)  Bonds of Series TTP Nos. 1-15      -- Principal Amount $3,800,000,
                            (195)  Bonds of 1980 Series A             -- Principal Amount $50,000,000,
                        (196-220)  Bonds of 1980 Series CP Nos. 1-25  -- Principal Amount $35,000,000,
                        (221-231)  Bonds of 1980 Series DP Nos. 1-11  -- Principal Amount $10,750,000,
                        (232-247)  Bonds of 1981 Series AP Nos. 1-16  -- Principal Amount
                                                                      $124,000,000,
                            (248)  Bonds of 1985 Series A             -- Principal Amount $35,000,000,
                            (249)  Bonds of 1985 Series B             -- Principal Amount $50,000,000,
                            (250)  Bonds of Series PP                 -- Principal Amount $70,000,000,
                            (251)  Bonds of Series RR                 -- Principal Amount $70,000,000,
                            (252)  Bonds of Series EE                 -- Principal Amount $50,000,000,
                        (253-254)  Bonds of Series MMP and MMP No. 2  -- Principal Amount $5,430,000,
                            (255)  Bonds of Series T                  -- Principal Amount $75,000,000,
                            (256)  Bonds of Series U                  -- Principal Amount $75,000,000,
                            (257)  Bonds of 1986 Series B             -- Principal Amount
                                                                      $100,000,000,
                            (258)  Bonds of 1987 Series D             -- Principal Amount
                                                                      $250,000,000,
                            (259)  Bonds of 1987 Series E             -- Principal Amount
                                                                      $150,000,000,
                            (260)  Bonds of 1987 Series C             -- Principal Amount
                                                                      $225,000,000,
                            (261)  Bonds of Series V                  -- Principal Amount
                                                                      $100,000,000,
                            (262)  Bonds of Series SS                 -- Principal Amount
                                                                      $150,000,000,
                            (263)  Bonds of 1980 Series B             -- Principal Amount
                                                                      $100,000,000,
                            (264)  Bonds of 1986 Series C             -- Principal Amount
                                                                      $200,000,000,
                            (265)  Bonds of 1986 Series A             -- Principal Amount
                                                                      $200,000,000,
                            (266)  Bonds of 1987 Series B             -- Principal Amount
                                                                      $175,000,000,
                            (267)  Bonds of Series X                  -- Principal Amount
                                                                      $100,000,000,
                            (268)  Bonds of 1987 Series F             -- Principal Amount
                                                                      $200,000,000,
                            (269)  Bonds of 1987 Series A             -- Principal Amount
                                                                      $300,000,000,
                            (270)  Bonds of Series Y                  -- Principal Amount $60,000,000,
                            (271)  Bonds of Series Z                  -- Principal Amount
                                                                      $100,000,000,
                            (272)  Bonds of 1989 Series A             -- Principal Amount
                                                                      $300,000,000,
                            (273)  Bonds of 1984 Series AP            -- Principal Amount $2,400,000
                            (274)  Bonds of 1984 Series BP            -- Principal Amount $7,750,000

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                        all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been
                        called for redemption and funds necessary to effect the
                        payment, redemption and retirement thereof having been
                        deposited with the Trustee as a special trust fund to be
                        applied for such purpose;

                        (275) Bonds of Series R in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                        (276) Bonds of Series S in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                        (277-282) Bonds of Series KKP Nos. 9-14 in the principal amount of One hundred ninety-three million two hundred ninety thousand dollars ($193,290,000), all of which are outstanding at the date hereof;

                        (283) Bonds of 1989 Series BP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

                        (284) Bonds of 1990 Series A in the principal amount of One hundred ninety-four million six hundred forty-nine thousand dollars ($194,649,000) of which Thirty-one million three
                        hundred ninety-five thousand dollars ($31,395,000) principal amount have heretofore been retired and One hundred
                        sixty-three million two hundred fifty-four thousand dollars
                        ($163,254,000) principal amount are outstanding at the date hereof;

                        (285) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which Forty-seven million five
                        hundred eighty thousand dollars ($47,580,000) principal
                        amount have heretofore been retired and Two hundred nine
                        million three hundred fifty-two thousand dollars
                        ($209,352,000) principal amount are outstanding at the date hereof;

                        (286) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Seventeen million ninety-five thousand dollars ($17,095,000) principal amount have heretofore been retired and Sixty-eight million three hundred eighty thousand dollars ($68,380,000) principal amount are outstanding at the date hereof;

                        (287) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

                        (288) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

                        (289) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

                        (290) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

                        (291) Bonds of 1991 Series EP in the principal amount of Forty-one million four hundred eighty thousand dollars ($41,480,000), all of which are outstanding at the date hereof;

                        (292) Bonds of 1991 Series FP in the principal amount of Ninety-eight million three hundred seventy-five thousand dollars ($98,375,000), all of which are outstanding at the date hereof;

                        (293) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars ($20,975,000), all of which are outstanding at the date hereof;

                        (294) Bonds of 1992 Series AP in the principal amount of
                        Sixty-six million dollars ($66,000,000), all of which are
                        outstanding at the date hereof;
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
                        (295) Bonds of 1992 Series D in the principal amount of
                        Three hundred million dollars ($300,000,000), of which Ten million dollars ($10,000,000) principal amount have
                        heretofore been retired and Two hundred ninety million
                        ($290,000,000) principal amount are outstanding at the date hereof;

                        (296) Bonds of 1992 Series CP in the principal amount of
                        Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                        (297) Bonds of 1992 Series E in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                        (298) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which
                        are outstanding at the date hereof;

                        (299) Bonds of 1993 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                        (300) Bonds of 1993 Series B in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                        (301) Bonds of 1993 Series E in the principal amount of Four hundred million dollars ($400,000,000), of which Ten million dollars ($10,000,000) principal amount have heretofore been retired and Three hundred ninety million ($390,000,000)
                        principal amount are outstanding at the date hereof;
                        (302) Bonds of 1993 Series D in the principal amount of One hundred million dollars ($100,000,000), all of which are
                        outstanding at the date hereof;
                        (303) Bonds of 1993 Series FP in the principal amount of
                        Five million six hundred eighty-five thousand dollars
                        ($5,685,000), all of which are outstanding at the date
                        hereof;
                        (304) Bonds of 1993 Series G in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;
                        (305) Bonds of 1993 Series J in the principal amount of
                        Three hundred million dollars ($300,000,000), of which
                        Thirty million dollars ($30,000,000) principal amount have heretofore been retired and Two hundred seventy million
                        ($270,000,000) principal amount are outstanding at the date hereof;
                        (306) Bonds of 1993 Series IP in the principal amount of
                        Five million eight hundred twenty-five thousand dollars
                        ($5,825,000), all of which are outstanding at the date
                        hereof;
                        (307) Bonds of 1993 Series AP in the principal amount of
                        Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;
                        (308) Bonds of 1993 Series H in the principal amount of
                        Fifty million dollars ($50,000,000), all of which are
                        outstanding at the date hereof;
                        (309) Bonds of 1993 Series K in the principal amount of One hundred sixty million dollars ($160,000,000), all of which are outstanding at the date hereof;
                        (310) Bonds of 1994 Series AP in the principal amount of
                        Seven million five hundred thirty-five thousand dollars
                        ($7,535,000), all of which are outstanding at the date
                        hereof;
                        (311) Bonds of 1994 Series BP in the principal amount of
                        Twelve million nine hundred thirty-five thousand dollars
                        ($12,935,000), all of which are outstanding at the date
                        hereof;
                        (312) Bonds of 1994 Series C in the principal amount of Two hundred million dollars ($200,000,000), all of which are
                        outstanding at the date hereof;
                        and, accordingly, of the bonds so issued, Three billion four hundred eighty-four million three hundred thirty-six
                        thousand dollars ($3,484,336,000) principal amount are out-
                        standing at the date hereof; and
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

REASON FOR                 WHEREAS, the County of Monroe, Michigan has agreed to
CREATION OF              issue and sell $6,300,000 principal amount of its Pollution
NEW SERIES.              Control Revenue Bonds (The Detroit Edison Company Monroe and
                         Fermi Plants Project), Collateralized Series I-1994 so as to
                         provide funds for the purchase and construction of certain pollution control facilities installed in the Company's
                         Monroe and Fermi 2 Power Plants; and

                           WHEREAS, the Company has entered into an Installment Sales
                         Contract, dated as of March 1, 1977, as previously amended and amended as of December 1, 1994 in order to purchase
                         certain pollution control facilities, and pursuant to such
                         Installment Sales Contract, as amended, the Company has
                         agreed to issue its General and Refunding Mortgage Bonds
                         under the Indenture in order further to secure its
                         obligations under such Installment Sales Contract, as
                         amended; and

                           WHEREAS, the County of Monroe, Michigan has agreed to
                         issue and sell $23,700,000 principal amount of its Pollution
                         Control Revenue Bonds (The Detroit Edison Company Project),
                         Series A-1994 so as to provide funds for the purchase and
                         construction of certain pollution control facilities
                         installed in the Company's Fermi 2 Power Plant; and subject to certain conditions, AMBAC Indemnity Corporation, a
                         Wisconsin-domiciled stock insurance company, has agreed to issue its municipal bond insurance policy guaranteeing the payment of principal and interest on the Series A-1994
                         Bonds; and

                           WHEREAS, the Company, in order to induce AMBAC to issue
                         its municipal bond insurance policy relating to the Series
                         A-1994 Bonds, has agreed to issue its General and Refunding
                         Mortgage Bonds under the Indenture to AMBAC; and

                           WHEREAS, for such purposes the Company desires to issue
                         new series of bonds to be issued under the Indenture and to be authenticated and delivered pursuant to Section 8 of
                         Article III of the Indenture; and

BONDS TO BE                WHEREAS, the Company desires by this Supplemental
SERIES KKP               Indenture to create such new series of bonds, to be
NO. 15 AND 1994 SERIES   designated "General and Refunding Mortgage Bonds, Series KKP
DP.                      No. 15" and "General and Refunding Mortgage Bonds, 1994
                         Series DP"; and

FURTHER                    WHEREAS, the Original Indenture, by its terms, includes in
ASSURANCE.               the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever
                         situate, then or thereafter owned or possessed by or
                         belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity
                         (saving and excepting, however, the property therein
                         specifically excepted or released from the lien thereof),
                         and the Company therein covenanted that it would, upon
                         reasonable request, execute and deliver such further
                         instruments as may be necessary or proper for the better
                         assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or
                         acquired by the Company (saving and excepting, however,
                         property specifically excepted or released from the lien
                         thereof); and

AUTHORIZATION              WHEREAS, the Company in the exercise of the powers and
OF SUPPLEMENTAL          authority conferred upon and reserved to it under and by
INDENTURE.               virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a
                         supplemental indenture in the form hereof for the purposes herein provided; and

                           WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding
                         instrument in accordance with its terms have been done,
                         performed and fulfilled, and the execution and delivery
                         hereof have been in all respects duly authorized;

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
CONSIDERATION              NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The
FOR SUPPLEMENTAL         Detroit Edison Company, in consideration of the premises and
INDENTURE.               of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable
                         consideration to it duly paid by the Trustee at or before
                         the ensealing and delivery of these presents, the receipt
                         whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts
                         under the Original Indenture and in said indentures
                         supplemental thereto as follows:

                                                   PART I.
                                     CREATION OF THREE HUNDRED SIXTEENTH
                                               SERIES OF BONDS.
                                    GENERAL AND REFUNDING MORTGAGE BONDS,
                                              SERIES KKP NO. 15

CERTAIN TERMS              SECTION 1. The Company hereby creates the Three hundred
OF BONDS OF              sixteenth series of bonds to be issued under and secured by
SERIES KKP NO. 15.       the Original Indenture as amended to date and as further
                         amended by this Supplemental Indenture, to be designated,
                         and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, Series
                         KKP No. 15" (elsewhere herein referred to as the "bonds of
                         Series KKP No. 15"). The aggregate principal amount of bonds of Series KKP No. 15 shall be limited to six million three hundred thousand dollars ($6,300,000), except as provided in
                         Sections 7 and 13 of Article II of the Original Indenture
                         with respect to exchanges and replacements of bonds.

                           Each bond of Series KKP No. 15 is to be irrevocably
                         assigned to, and registered in the name of, Comerica Bank, successor to Manufacturers Bank, N.A., formerly known as
                         Manufacturers National Bank of Detroit, as trustee, or a
                         successor trustee (said trustee or any successor trustee
                         being hereinafter referred to as the "Monroe Trust Indenture
                         Trustee"), under the Trust Indenture, dated as of March 1,
                         1977, as amended September 1, 1979, October 15, 1985, July
                         1, 1989, December 1, 1989, November 1, 1990, May 1, 1992,
                         December 15, 1992 and December 1, 1994 (hereinafter called the "Monroe Trust Indenture"), between the County of Monroe,
                         Michigan (hereinafter called "Monroe"), and the Monroe Trust
                         Indenture Trustee, to secure payment of the County of
                         Monroe, Michigan, Pollution Control Revenue Bonds (The
                         Detroit Edison Company Monroe and Fermi Plants Project),
                         Collateralized Series I-1994 (hereinafter called the "Monroe
                         Revenue Bonds"), issued by Monroe under the Monroe Trust
                         Indenture, the proceeds of which (other than any accrued
                         interest thereon) have been provided for the acquisition and construction of certain pollution control facilities which the Company has agreed to purchase pursuant to the
                         provisions of the Installment Sales Contract, dated as of
                         March 1, 1977, as amended as of September 1, 1979, as of
                         October 15, 1985, as of July 1, 1989, as of December 1,
                         1989, as of November 1, 1990, as of May 1, 1992 as of
                         December 15, 1992 and as of December 1, 1994 (hereinafter
                         called the "Monroe Contract"), between the Company and
                         Monroe.

                           The bonds of Series KKP No. 15 shall be issued as
                         registered bonds without coupons in denominations of a
                         multiple of $5,000. The bonds of Series KKP No. 15 shall be issued in the aggregate principal amount of $6,300,000,
                         shall mature on September 1, 2004 and shall bear interest, payable semi-annually on March 1 and September 1 of each
                         year (commencing March 1, 1995), at the rate of 6.35%, until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to
                         the payment of said principal shall have been discharged as provided in the Indenture.

                           The bonds of Series KKP No. 15 shall be payable as to
                         principal, premium, if any, and interest as provided in the
                         Indenture, but only to the extent and in the manner herein provided. The bonds of Series KKP No. 15 shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and
                         State of New York, in any coin or currency of the United
                         States of America which at the time of payment is legal
                         tender for public and private debts.

                                        7

                           Except as provided herein, each bond of Series KKP No. 15
                         shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 1 or September 1 next preceding the date thereof to which interest has been paid on bonds of Series KKP No.
                         15, unless the bond is authenticated on a date to which
                         interest has been paid, in which case interest shall be
                         payable from the date of authentication, or unless the date of authentication is prior to March 1, 1995, in which case interest shall be payable from December 1, 1994.

                           The bonds of Series KKP No. 15 in definitive form shall
                         be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as
                         aforesaid and numbered 1 and upwards (with such further
                         designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of
                         bonds of Series KKP No. 15). Until bonds of Series KKP No.
                         15 in definitive form are ready for delivery, the Company
                         may execute, and upon its request in writing the Trustee
                         shall authenticate and deliver in lieu thereof, bonds of
                         Series KKP No. 15 in temporary form, as provided in Section
                         10 of Article II of the Indenture. Temporary bonds of Series
                         KKP No. 15, if any, may be printed and may be issued in
                         authorized denominations in substantially the form of
                         definitive bonds of Series KKP No. 15, but with such
                         omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the
                         Company.

                           Bonds of Series KKP No. 15 shall not be assignable or
                         transferable except as may be required to effect a transfer to any successor trustee under the Monroe Trust Indenture, or, subject to compliance with applicable law, as may be
                         involved in the course of the exercise of rights and
                         remedies consequent upon an Event of Default under the
                         Monroe Trust Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and
                         State of New York, together with a written instrument of
                         transfer (if so required by the Company or by the Trustee)
                         in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of Series KKP No.
                         15 shall in the same manner be exchangeable for a like
                         aggregate principal amount of bonds of Series KKP No. 15
                         upon the terms and conditions specified herein and in
                         Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture
                         not to make exchanges or transfers of bonds of Series KKP
                         No. 15, during any period of ten days next preceding any
                         redemption date for such bonds.

                           Bonds of Series KKP No. 15, in definitive and temporary
                         form, may bear such legends as may be necessary to comply
                         with any law or with any rules or regulations made pursuant thereto or as may be specified in the Monroe Contract.

                           Upon payment of the principal or premium, if any, or
                         interest on the Monroe Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon
                         provision for the payment thereof having been made in
                         accordance with Article IX of the Monroe Trust Indenture,
                         bonds of Series KKP No. 15 in a principal amount equal to
                         the principal amount of such Monroe Revenue Bonds, shall, to the extent of such payment of principal, premium or
                         interest, be deemed fully paid and the obligation of the
                         Company thereunder to make such payment shall forthwith
                         cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be
                         surrendered for cancellation or presented for appropriate
                         notation to the Trustee.

                                        8

REDEMPTION                 SECTION 2. Bonds of Series KKP No. 15 shall be redeemed on
OF BONDS OF              the respective dates and in the respective principal amounts
SERIES KKP NO. 15.       which correspond to the redemption dates for, and the
                         principal amounts to be redeemed of, the Monroe Revenue
                         Bonds.

                         In the event the Company elects to redeem any Monroe Revenue
                         Bonds prior to maturity in accordance with the provisions of the Monroe Trust Indenture, the Company shall on the same
                         date redeem bonds of Series KKP No. 15 in principal amounts and at redemption prices corresponding to the Monroe Revenue
                         Bonds so redeemed. The Company agrees to give the Trustee
                         notice of any such redemption of bonds of Series KKP No. 15 on the same date as it gives notice of redemption of Monroe
                         Revenue Bonds to the Monroe Trust Indenture Trustee.

REDEMPTION                 SECTION 3. In the event of an Event of Default under the
OF BONDS OF SERIES KKP   Monroe Trust Indenture and the acceleration of all Monroe
NO. 15 IN EVENT OF       Revenue Bonds, the bonds of Series KKP No. 15 shall be
ACCELERATION             redeemable in whole upon receipt by the Trustee of a written
OF MONROE                demand (hereinafter called a "Redemption Demand") from the
REVENUE BONDS.           Monroe Trust Indenture Trustee stating that there has
                         occurred under the Monroe Trust Indenture both an Event of
                         Default and a declaration of acceleration of payment of
                         principal, accrued interest and premium, if any, on the
                         Monroe Revenue Bonds, specifying the last date to which
                         interest on the Monroe Revenue Bonds has been paid (such
                         date being hereinafter referred to as the "Initial Interest
                         Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee.
                         Promptly upon receipt by the Company of such copy of a
                         Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be
                         redeemed (hereinafter called the "Demand Redemption Date").
                         Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days
                         prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be
                         any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y)
                         the maturity date of such bonds first occurring following
                         the 20th day after the receipt by the Trustee of the
                         Redemption Demand; provided, however, that if the Trustee
                         shall not have received such notice fixing the Demand
                         Redemption Date on or before the 10th day preceding the
                         earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall
                         mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the
                         Monroe Trust Indenture Trustee not more than ten nor less
                         than five days prior to the Demand Redemption Date.

                           Each bond of Series KKP No. 15 shall be redeemed by the
                         Company on the Demand Redemption Date therefore upon
                         surrender thereof by the Monroe Trust Indenture Trustee to the Trustee at a redemption price equal to the principal
                         amount thereof plus accrued interest thereon at the rate
                         specified for such bond from the Initial Interest Accrual
                         Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such
                         Demand Redemption Date on all Monroe Revenue Bonds;
                         provided, however, that in the event of a receipt by the
                         Trustee of a notice that, pursuant to Section 1010 of the
                         Monroe Trust Indenture, the Monroe Trust Indenture Trustee
                         has terminated proceedings to enforce any right under the
                         Monroe Trust Indenture, then any Redemption Demand shall
                         thereby be rescinded by the Monroe Trust Indenture Trustee, and no Demand Redemption Notice shall be given, or, if
                         already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any
                         subsequent default or impair any right consequent thereon.

                           Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the
                         Monroe Trust Indenture Trustee by its President or one of
                         its Vice Presidents.

                                        9

FORM OF BONDS              SECTION 4. The bonds of Series KKP No. 15 and the form of
OF SERIES KKP NO. 15.    Trustee's Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

                                           [FORM OF FACE OF BOND]

                                          THE DETROIT EDISON COMPANY
                                     GENERAL AND REFUNDING MORTGAGE BOND
                                SERIES KKP NO. 15, 6.35% DUE SEPTEMBER 1, 2004

                           Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Trust Indenture, dated as of March 1, 1977 and amended as of September 1, 1979, October 15, 1985, July 1, 1989,
                         December 1, 1989, November 1, 1990, May 1, 1992, December
                         15, 1992 and December 1, 1994 between the County of Monroe,
                         Michigan and Comerica Bank, successor to Manufacturers Bank,
                         N.A., formerly known as Manufacturers National Bank of
                         Detroit, as trustee, or, subject to compliance with
                         applicable law, as may be involved in the course of the
                         exercise of rights and remedies consequent upon an Event of
                         Default under said Trust Indenture.

                           $.........                                    No..........

                           THE DETROIT EDISON COMPANY (hereinafter called the
                         "Company"), a corporation of the State of Michigan, for
                         value received, hereby promises to pay to Comerica Bank, as trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City and State of
                         New York, the principal sum of            dollars ($       )
                         in lawful money of the United States of America on the date specified in the title hereof and interest thereon at the
                         rate specified in the title hereof, in like lawful money,
                         from December 1, 1994, and after the first payment of
                         interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest
                         has been paid or otherwise provided for, semi-annually on
                         March 1 and September 1 of each year (commencing March 1,
                         1995), until the Company's obligation with respect to
                         payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the
                         Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                           Under a Trust Indenture, dated as of March 1, 1977 and
                         amended as of September 1, 1979, October 15, 1985, July 1,
                         1989, December 1, 1989, November 1, 1990, May 1, 1992,
                         December 15, 1992 and December 1, 1994 (hereinafter called the "Monroe Trust Indenture"), between the County of Monroe,
                         Michigan (hereinafter called "Monroe"), and Comerica Bank, as trustee (hereinafter called the "Monroe Trust Indenture
                         Trustee"), Monroe has issued Pollution Control Revenue Bonds
                         (The Detroit Edison Company Monroe and Fermi Plants
                         Project), Collateralized Series I-1994 (hereinafter called the "Monroe Revenue Bonds"). This bond was originally issued to Monroe and simultaneously irrevocably assigned to the
                         Monroe Trust Indenture Trustee so as to secure the payment of the Monroe Revenue Bonds. Payments of principal of, or
                         premium, if any, or interest on, the Monroe Revenue Bonds
                         shall constitute like payments on this bond as further
                         provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                           Reference is hereby made to such further provisions of
                         this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as
                         though set forth at this place.

                           This bond shall not be valid or become obligatory for any
                         purpose until Bankers Trust Company, the Trustee under the
                         Indenture hereinafter mentioned on the reverse hereof, or
                         its successor thereunder, shall have signed the form of
                         certificate endorsed hereon.

                                        11

                           IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused
                         this instrument to be executed by its Chairman of the Board and its Vice President and Treasurer, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate Secretary or an Assistant
                         Corporate Secretary with his or her manual or facsimile
                         signature.

                         Dated:                                     THE DETROIT EDISON COMPANY
                                                                    By ............................
                                                                        Chairman of the Board
                                                                    ............................
                                                                        Vice President
                         Attest:                                        and Treasurer
                         ............................
                         Corporate Secretary

                                           [FORM OF REVERSE OF BOND]

                           This bond is one of an authorized issue of bonds of the
                         Company, unlimited as to amount except as provided in the
                         Indenture hereinafter mentioned or any indentures
                         supplemental thereto, and is one of a series of General and
                         Refunding Mortgage Bonds known as Series KKP No. 15, limited to an aggregate principal amount of $6,300,000, except as
                         otherwise provided in the Indenture hereinafter mentioned.
                         This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured
                         (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the
                         provisions of the Indenture hereinafter mentioned, may
                         afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1,
                         1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which
                         Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of December 1, 1994)
                         reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the
                         bonds are issued and under which additional bonds may be
                         issued, and the rights of the holders of the bonds and of
                         the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the
                         Supplemental Indenture dated as of December 15, 1992, are
                         hereinafter collectively called the "Indenture"). As
                         provided in the Indenture, said bonds may be for various
                         principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the
                         Company and of the holders of the bonds and the terms and
                         provisions of the Indenture, or of any indenture
                         supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent
                         (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds
                         then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least
                         eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds
                         disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such
                         modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                           This bond is redeemable upon the terms and conditions set
                         forth in the Indenture, including provision for redemption upon demand of the Monroe Trust Indenture Trustee following the occurrence of an Event of Default under the Monroe Trust
                         Indenture and the acceleration of the principal of the
                         Monroe Revenue Bonds.

                           Under the Indenture, funds may be deposited with the
                         Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of Series
                         KKP No. 15 (or portions thereof), in trust for the
                         redemption of such bonds (or portions thereof) and the
                         interest due or to become due thereon, and thereupon all
                         obligations of the Company in respect of such bonds (or
                         portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall
                         thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the
                         Indenture or with respect to such bonds (or portions
                         thereof) and interest.

                           In case an event of default, as defined in the Indenture,
                         shall occur, the principal of all the bonds issued
                         thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions
                         provided in the Indenture.

                                        13

                           Upon payment of the principal of, or premium, if any, or
                         interest on, the Monroe Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise or upon
                         provision for the payment thereof having been made in
                         accordance with Article IX of the Monroe Trust Indenture,
                         bonds of Series KKP No. 15 in a principal amount equal to
                         the principal amount of such Monroe Revenue Bonds and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or
                         interest, be deemed fully paid and the obligation of the
                         Company thereunder to make such payment shall forthwith
                         cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series
                         shall be surrendered for cancellation or presented for
                         appropriate notation to the Trustee.

                           This bond is not assignable or transferable except as may
                         be required to effect a transfer to any successor trustee
                         under the Monroe Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of
                         Default under the Monroe Trust Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of
                         Manhattan, The City and State of New York, upon surrender
                         and cancellation of this bond, and thereupon, a new
                         registered bond of the same series of authorized
                         denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the
                         charges prescribed in the Indenture.

                           No recourse shall be had for the payment of the principal
                         of or the interest on this bond, or for any claim based
                         hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any
                         incorporator, or against any past, present or future
                         stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either
                         directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or
                         penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every
                         holder or owner hereof, as more fully provided in the
                         Indenture.

                                        14

                                      [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                    This bond is one of the bonds, of the series designated
TRUSTEE'S                therein, described in the within-mentioned Indenture.
CERTIFICATE.

                                              BANKERS TRUST COMPANY,

                                                              as Trustee

                                              By ...........................
                                                Authorized Officer

                                                  PART II.
                                    CREATION OF THREE HUNDRED SEVENTEENTH
                                              SERIES OF BONDS.
                                    GENERAL AND REFUNDING MORTGAGE BONDS,
                                               1994 SERIES DP

CERTAIN TERMS              SECTION 1. The Company hereby creates the Three hundred
OF BONDS OF              seventeenth series of bonds to be issued under and secured
1994 SERIES DP.          by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated,
                         and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 1994
                         Series DP" (elsewhere herein referred to as the "bonds of
                         1994 Series DP"). The aggregate principal amount of bonds of
                         1994 Series DP shall be limited to Twenty-three million
                         seven hundred thousand dollars ($23,700,000), except as
                         provided in Sections 7 and 13 of Article II of the Original
                         Indenture with respect to exchanges and replacements of
                         bonds.

                           Each bond of 1994 Series DP is to be issued to AMBAC
                         Indemnity Corporation ("AMBAC"), a Wisconsin-domiciled stock insurance company, and simultaneously assigned to, and
                         registered in the name of, United States Trust Company of
                         New York, as trustee ("Insurance Trustee") under the
                         Municipal Bond Insurance Policy ("Series A Insurance
                         Policy") issued by AMBAC relating to the guarantee of
                         payment of principal and interest with respect to the County of Monroe, Michigan Pollution Control Revenue Bonds (The
                         Detroit Edison Company Project), Series A-1994 in the
                         aggregate principal amount of Twenty-three million seven
                         hundred thousand dollars ($23,700,000) ("Series A-1994
                         Bonds"), which Series A-1994 Bonds were created and issued pursuant to a Resolution adopted by the County of Monroe,
                         Michigan ("Monroe") on May 22, 1973, as previously amended and supplemented and as amended and supplemented by a
                         Resolution adopted December 13, 1994 (the "Series A
                         Resolution"), to induce AMBAC to issue the Series A
                         Insurance Policy. Under an Installment Sales Contract, dated as of June 1, 1973, as previously amended and as amended as of December 1, 1994, between the Company and Monroe (the
                         "Series A Contract"), the Company is obligated to make
                         payments to NBD Bank, N.A. (or its successor), as trustee
                         (the "Series A Trustee") for the Series A-1994-Bonds in
                         amounts and at times equal and corresponding to the amount and time of payments of principal, premium and interest due on the Series A-1994.

                           The bonds of 1994 Series DP shall be issued as registered
                         bonds without coupons in denominations of a multiple of
                         $5,000. The bonds of 1994 Series DP shall be issued in the aggregate principal amount of $23,700,000, shall mature on
                         December 1, 2004 and shall bear interest, payable
                         semi-annually on June 1 and December 1 of each year
                         (commencing June 1, 1995), at the rate of 6.35%, until the principal thereof shall have become due and payable and
                         thereafter until the Company's obligation with respect to
                         the payment of said principal shall have been discharged as provided in the Indenture.

                                        15

                           The bonds of 1994 Series DP shall be payable as to
                         principal, premium, if any, and interest as provided in the
                         Indenture, but only to the extent and in the manner herein provided. The bonds of 1994 Series DP shall be payable, both as to principal and interest, at the office or agency of the
                         Company in the Borough of Manhattan, The City and State of
                         New York, in any coin or currency of the United States of
                         America which at the time of payment is legal tender for
                         public and private debts.

                           Except as provided herein, each bond of 1994 Series DP
                         shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the June 1 or December 1 next preceding the date thereof to which interest has been paid on bonds of 1994 Series DP,
                         unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of
                         authentication is prior to June 1, 1995, in which case
                         interest shall be payable from December 1, 1994.

                           The bonds of 1994 Series DP in definitive form shall be,
                         at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as
                         aforesaid and numbered 1 and upwards (with such further
                         designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of
                         bonds of 1994 Series DP). Until bonds of 1994 Series DP in definitive form are ready for delivery, the Company may
                         execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 1994
                         Series DP in temporary form, as provided in Section 10 of
                         Article II of the Indenture. Temporary bonds of 1994 Series
                         DP, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 1994 Series DP, but with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                           Bonds of 1994 Series DP shall not be assignable or
                         transferable except as may be required to effect a transfer to any successor insurance trustee under the Series A
                         Insurance Policy, or, to AMBAC in the event that (1) AMBAC makes a payment to fulfill its obligations under the Series
                         A Resolution to cure an Event of Default by the Company as may have occurred under the Series A Resolution and/or (2)
                         an Event of Default shall have occurred under the Indenture.
                         Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the
                         Borough of Manhattan, The City and State of New York,
                         together with a written instrument of transfer (if so
                         required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly
                         authorized attorney. Bonds of 1994 Series DP shall in the
                         same manner be exchangeable for a like aggregate principal amount of bonds of 1994 Series DP upon the terms and
                         conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under
                         Section 7 of Article II of the Indenture not to make
                         exchanges or transfers of bonds of 1994 Series DP, during
                         any period of ten days next preceding any redemption date
                         for such bonds.

                           So long as the Series A Insurance Policy shall be in full
                         force and effect, AMBAC shall have the right to direct the
                         Trustee in all matters relating to the bonds of 1994 Series
                         DP.

                           Bonds of 1994 Series DP, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified pursuant to the terms and conditions specified herein.

                                        16

                           Upon payment by the Company as part of its obligations
                         under the Series A Contract of the principal or premium, if any, or interest on the Series A-1994 Bonds, whether at
                         maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the Series A Resolution, bonds of 1994
                         Series DP in a principal amount equal to the principal
                         amount of such Series A-1994 Bonds, shall, to the extent of such payment of principal, premium or interest, be deemed
                         fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or
                         presented for appropriate notation to the Trustee.

REDEMPTION                 SECTION 2. Bonds of 1994 Series DP shall be redeemed on
OF BONDS                 the respective dates and in the respective principal amounts
OF 1994                  which correspond to the redemption dates for, and the
SERIES DP.               principal amounts to be redeemed of, the Series A-1994
                         Bonds.

                           In the event the Company elects to redeem any Series
                         A-1994 Bonds prior to maturity in accordance with the
                         provisions of the Monroe Trust Indenture, the Company shall on the same date redeem bonds of 1994 Series DP in principal amounts and at redemption prices corresponding to the Series
                         A-1994 Bonds so redeemed. The Company agrees to give the
                         Trustee notice of any such redemption of bonds of 1994
                         Series DP on the same date as it gives notice of redemption of Series A-1994 Bonds to the Series A Trustee.

REDEMPTION                 SECTION 3. In the event that (1) AMBAC cures an Event of
OF BONDS OF              Default (as defined in the Series A Resolution) by the
1994 SERIES              Company under the Series A Resolution by the payment of
DP IN EVENT              principal or interest, or both, due on the Series A-1994
OF AMBAC PAYMENT.        Bonds pursuant to the Series A Resolution, the bonds of 1994
                         Series DP shall be payable or redeemable, or both, in an
                         amount corresponding to the payment of principal or interest or both, by AMBAC or (2) the Series A Trustee has called for redemption the Series A-1994 Bonds as a result of an Event of Default under the Series A Resolution and, in each case, upon receipt by the Trustee of a written demand by the
                         AMBAC, accompanied by a certification from the Series A
                         Trustee as to the amount and type (principal, interest or
                         both) of payment by AMBAC ("Payment Demand"). The Trustee
                         shall, within five days after receiving such Payment Demand, mail a copy thereof to the Company marked to indicate the
                         date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Payment Demand, the Company
                         shall be obligated to pay such amount as may be deemed to be interest and shall fix a date on which it will redeem the
                         bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date") and. Notice of the date fixed as the Demand Redemption Date shall be mailed by the
                         Company to the Trustee at least ten days prior to such
                         Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Payment Demand or (y) the maturity
                         date of such bonds first occurring following the 20th day
                         after the receipt by the Trustee of the Payment Demand;
                         provided, however, that if the Trustee shall not have
                         received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the
                         Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand
                         Redemption Date (such notice being hereinafter called the
                         "Demand Redemption Notice") to the Insurance Trustee not
                         more than ten nor less than five days prior to the Demand
                         Redemption Date.

                                        17

                           Each bond of 1994 Series DP shall be redeemed by the
                         Company on the Demand Redemption Date therefore upon
                         surrender thereof by the Insurance Trustee to the Trustee at a redemption price equal to the principal amount thereof
                         plus accrued interest paid by AMBAC pursuant to the Series A
                         Resolution from the date of such payment to the Demand
                         Redemption Date plus an amount equal to the aggregate
                         premium, if any, due and payable on such Demand Redemption
                         Date on a corresponding amount of Series A-1994 Bonds;
                         provided, however, that in the event of a receipt by the
                         Trustee of a notice that, pursuant to the Series A
                         Resolution, AMBAC has terminated proceedings to enforce any right it may have against the Company under the Series A
                         Insurance Policy, then any Payment Demand shall thereby be rescinded by the Insurance Trustee, and no Demand Redemption
                         Notice shall be given, or, if already given, shall be
                         automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                           Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Payment Demand and such Payment Demand shall be of no
                         force or effect, unless it is executed in the name of the
                         Insurance Trustee by its President or one of its Vice
                         Presidents.

FORM OF BONDS              SECTION 4. The bonds of 1994 Series DP and the form of
OF 1994 SERIES DP.       Trustee's Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

                                            [FORM OF FACE OF BOND]

                                          THE DETROIT EDISON COMPANY
                                     GENERAL AND REFUNDING MORTGAGE BOND
                                  1994 SERIES DP, 6.35% DUE DECEMBER 1, 2004

                           Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor insurance
                         trustee under the Municipal Bond Insurance Policy, dated as of December 21, 1994 issued by AMBAC Indemnity Corporation and relating to the County of Monroe, Michigan Pollution
                         Control Bonds (The Detroit Edison Company Project), Series
                         A-1994, or to AMBAC Indemnity Corporation pursuant to Part
                         II, Section 1 of the Supplemental Indenture dated as of
                         December 1, 1994, or, subject to compliance with applicable law.

                           $.........                                    No..........

                           THE DETROIT EDISON COMPANY (hereinafter called the
                         "Company"), a corporation of the State of Michigan, for
                         value received, hereby promises to pay to United States
                         Trust Company of New York, as Insurance Trustee, or
                         registered assigns, at the Company's office or agency in the
                         Borough of Manhattan, The City and State of New York, the
                         principal sum of Twenty-three million seven hundred thousand dollars ($23,700,000) in lawful money of the United States of America on the date specified in the title hereof and
                         interest thereon at the rate specified in the title hereof, in like lawful money, from December 1, 1994, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for,
                         semi-annually on June 1 and December 1 of each year
                         (commencing June 1, 1995), until the Company's obligation
                         with respect to payment of said principal shall have been
                         discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the
                         reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                                        18

                           Under a Resolution, dated as of May 8, 1973, as previously amended and supplemented and amended and supplemented as of
                         December 13, 1994 (hereinafter called the "Series A
                         Resolution Monroe Trust Indenture"), adopted by the County of Monroe, Michigan (hereinafter called "Monroe"), Monroe
                         has issued Pollution Control Revenue Bonds (The Detroit
                         Edison Company Project), Series A-1994 (hereinafter called the "Series A-1994 Bonds") and AMBAC Indemnity Corporation
                         ("AMBAC") has issued its Municipal Bond Insurance Policy
                         ("Series A Insurance Policy") relating to the guarantee of the payment of principal and interest on the Series A-1994
                         Bond. This bond is being issued to induce AMBAC to issue the
                         Series A Insurance Policy. Payments of principal of, or
                         premium, if any, or interest on, the Series A-1994 Bonds
                         shall constitute like payments on this bond as further
                         provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                           Reference is hereby made to such further provisions of
                         this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as
                         though set forth at this place.

                           This bond shall not be valid or become obligatory for any
                         purpose until Bankers Trust Company, the Trustee under the
                         Indenture hereinafter mentioned on the reverse hereof, or
                         its successor thereunder, shall have signed the form of
                         certificate endorsed hereon.

                           IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused
                         this instrument to be executed by its Chairman of the Board and its President or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an Assistant Secretary with his manual or facsimile signature.

                         Dated:                                     THE DETROIT EDISON COMPANY
                                                                    By ............................
                                                                        Chairman of the Board
                                                                    ............................
                         Attest:                                        Vice President and Treasurer
                         ............................
                         Corporate Secretary

                                          [FORM OF REVERSE OF BOND]

                           This bond is one of an authorized issue of bonds of the
                         Company, unlimited as to amount except as provided in the
                         Indenture hereinafter mentioned or any indentures
                         supplemental thereto, and is one of a series of General and
                         Refunding Mortgage Bonds known as 1994 Series DP, limited to an aggregate principal amount of $23,700,000, except as
                         otherwise provided in the Indenture hereinafter mentioned.
                         This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured
                         (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the
                         provisions of the Indenture hereinafter mentioned, may
                         afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1,
                         1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which
                         Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of December 1, 1994)
                         reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the
                         bonds are issued and under which additional bonds may be
                         issued, and the rights of the holders of the bonds and of
                         the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the
                         Supplemental Indenture dated as of December 1, 1994, are
                         hereinafter collectively called the "Indenture"). As
                         provided in the Indenture, said bonds may be for various
                         principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the
                         Company and of the holders of the bonds and the terms and
                         provisions of the Indenture, or of any indenture
                         supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent
                         (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds
                         then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least
                         eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds
                         disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such
                         modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                           This bond is redeemable upon the terms and conditions set
                         forth in the Indenture.

                           Under the Indenture, funds may be deposited with the
                         Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1994
                         Series DP (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the
                         Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted
                         exclusively to such funds for any and all claims of
                         whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                                        20

                           Upon payment by the Company as part of its obligations
                         under the Series A Resolution of the principal of, or
                         premium, if any, or interest on, the Series A-1994 Bonds,
                         whether at maturity or prior to maturity by redemption or
                         otherwise or upon provision for the payment thereof having been made in accordance with Series A Resolution, bonds of
                         1994 Series DP in a principal amount equal to the principal amount of such Series A-1994 Bonds and having both a
                         corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company
                         thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be
                         surrendered for cancellation or presented for appropriate
                         notation to the Trustee.

                           This bond is not assignable or transferable except as may
                         be required to effect a transfer to any successor insurance trustee under the Series A Insurance Policy, or, to AMBAC
                         Indemnity Corporation pursuant to the terms and conditions set forth in Part II, Section I of the Supplemental
                         Indenture, dated as of December 1, 1994 or subject to
                         compliance with applicable law. Any such transfer shall be made by the registered holder hereof, in person or by his
                         attorney duly authorized in writing, on the books of the
                         Company kept at its office or agency in the Borough of
                         Manhattan, The City and State of New York, upon surrender
                         and cancellation of this bond, and thereupon, a new
                         registered bond of the same series of authorized
                         denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the
                         charges prescribed in the Indenture.

                           So long as the Series A Insurance Policy shall be in full
                         force and effect, AMBAC shall have the right to direct the
                         Trustee in all matters relating to the bonds of 1994 Series
                         DP.

                           No recourse shall be had for the payment of the principal
                         of or the interest on this bond, or for any claim based
                         hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any
                         incorporator, or against any past, present or future
                         stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either
                         directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or
                         penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every
                         holder or owner hereof, as more fully provided in the
                         Indenture.

                                        21

                                      [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                    This bond is one of the bonds, of the series designated
TRUSTEE'S                therein, described in the within-mentioned Indenture.
CERTIFICATE.

                                              BANKERS TRUST COMPANY,

                                                              as Trustee

                                              By ...........................
                                                Authorized Officer



                                                  PART III.

                                          RECORDING AND FILING DATA

RECORDING AND                The Original Indenture and indentures supplemental
FILING OF ORIGINAL       thereto have been recorded and/or filed and Certificates of
INDENTURE.               Provision for Payment have been recorded as hereinafter set forth.

                             The Original Indenture has been recorded as a real
                         estate mortgage and filed as a chattel mortgage in the
                         offices of the respective Registers of Deeds of certain
                         counties in the State of Michigan as set forth in the
                         Supplemental Indenture dated as of September 1, 1947, has
                         been recorded as a real estate mortgage in the office of the
                         Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of
                         Michigan on November 16, 1951 and has been filed and
                         recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND                Pursuant to the terms and provisions of the Original
FILING OF                Indenture, indentures supplemental thereto heretofore
SUPPLEMENTAL             entered into have been recorded as a real estate mortgage
INDENTURES.              and/or filed as a chattel mortgage or as a financing
                         statement in the offices of the respective Registers of
                         Deeds of certain counties in the State of Michigan, the
                         Office of the Secretary of State of Michigan and the Office
                         of the Interstate Commerce Commission, as set forth in
                         supplemental indentures as follows:

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        June 1, 1925(a)(b)................  Series B Bonds                February 1, 1940
                        August 1, 1927(a)(b)..............  Series C Bonds                February 1, 1940
                        February 1, 1931(a)(b)............  Series D Bonds                February 1, 1940
                        June 1, 1931(a)(b)................  Subject Properties            February 1, 1940
                        October 1, 1932(a)(b).............  Series E Bonds                February 1, 1940
                        September 25, 1935(a)(b)..........  Series F Bonds                February 1, 1940
                        September 1, 1936(a)(b)...........  Series G Bonds                February 1, 1940
                        November 1, 1936(a)(b)............  Subject Properties            February 1, 1940
                        February 1, 1940(a)(b)............  Subject Properties            September 1, 1947
                        December 1, 1940(a)(b)............  Series H Bonds and            September 1, 1947
                                                              Additional Provisions
                        September 1, 1947(a)(b)(c)........  Series I Bonds,               November 15, 1951
                                                              Subject Properties and
                                                              Additional Provisions
                        March 1, 1950(a)(b)(c)............  Series J Bonds                November 15, 1951
                                                              and Additional Provisions
                        November 15, 1951(a)(b)(c)........  Series K Bonds                January 15, 1953
                                                              Additional Provisions and
                                                              Subject Properties
                        January 15, 1953(a)(b)............  Series L Bonds                May 1, 1953

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        May 1, 1953(a)....................  Series M Bonds                March 15, 1954
                                                              and Subject Properties
                        March 15, 1954(a)(c)..............  Series N Bonds                May 15, 1955
                                                              and Subject Properties
                        May 15, 1955(a)(c)................  Series O Bonds                August 15, 1957
                                                              and Subject Properties
                        August 15, 1957(a)(c).............  Series P Bonds                June 1, 1959
                                                              Additional Provisions and
                                                              Subject Properties
                        June 1, 1959(a)(c)................  Series Q Bonds                December 1, 1966
                                                              and Subject Properties
                        December 1, 1966(a)(c)............  Series R Bonds                October 1, 1968
                                                              Additional Provisions and
                                                              Subject Properties
                        October 1, 1968(a)(c).............  Series S Bonds                December 1, 1969
                                                              and Subject Properties
                        December 1, 1969(a)(c)............  Series T Bonds                July 1, 1970
                                                              and Subject Properties
                        July 1, 1970(c)...................  Series U Bonds                December 15, 1970
                                                              and Subject Properties
                        December 15, 1970(c)..............  Series V and                  June 15, 1971
                                                              Series W Bonds
                        June 15, 1971(c)..................  Series X Bonds                November 15, 1971
                                                              and Subject Properties
                        November 15, 1971(c)..............  Series Y Bonds                January 15, 1973
                                                              and Subject Properties
                        January 15, 1973(c)...............  Series Z Bonds                May 1, 1974
                                                              and Subject Properties
                        May 1, 1974.......................  Series AA Bonds               October 1, 1974
                                                              and Subject Properties
                        October 1, 1974...................  Series BB Bonds               January 15, 1975
                                                              and Subject Properties
                        January 15, 1975..................  Series CC Bonds               November 1, 1975
                                                              and Subject Properties
                        November 1, 1975..................  Series DDP Nos. 1-9 Bonds     December 15, 1975
                                                              and Subject Properties
                        December 15, 1975.................  Series EE Bonds               February 1, 1976
                                                              and Subject Properties
                        February 1, 1976..................  Series FFR Nos. 1-13 Bonds    June 15, 1976
                        June 15, 1976.....................  Series GGP Nos. 1-7 Bonds     July 15, 1976
                                                              and Subject Properties
                        July 15, 1976.....................  Series HH Bonds               February 15, 1977
                                                              and Subject Properties
                        February 15, 1977.................  Series MMP Bonds and Subject  March 1, 1977
                                                              Properties
                        March 1, 1977.....................  Series IIP Nos. 1-7 Bonds,    June 15, 1977
                                                              Series JJP Nos. 1-7 Bonds,
                                                              Series KKP Nos. 1-7 Bonds
                                                              and Series LLP Nos. 1-7
                                                              Bonds
                        June 15, 1977.....................  Series FFR No. 14 Bonds and   July 1, 1977
                                                              Subject Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        July 1, 1977......................  Series NNP Nos. 1-7 Bonds     October 1, 1977
                                                              and Subject Properties
                        October 1, 1977...................  Series GGP Nos. 8-22 Bonds    June 1, 1978
                                                              and Series OOP Nos. 1-17
                                                              Bonds and Subject
                                                              Properties
                        June 1, 1978......................  Series PP Bonds,              October 15, 1978
                                                              Series QQP Nos. 1-9 Bonds
                                                              and Subject Properties
                        October 15, 1978..................  Series RR Bonds               March 15, 1979
                                                              and Subject Properties
                        March 15, 1979....................  Series SS Bonds               July 1, 1979
                                                              and Subject Properties
                        July 1, 1979......................  Series IIP Nos. 8-22 Bonds,   September 1, 1979
                                                              Series NNP Nos. 8-21 Bonds
                                                              and Series TTP Nos. 1-15
                                                              Bonds and Subject
                                                              Properties
                        September 1, 1979.................  Series JJP No. 8 Bonds,       September 15, 1979
                                                              Series KKP No. 8 Bonds,
                                                              Series LLP Nos. 8-15
                                                              Bonds, Series MMP No. 2
                                                              Bonds and Series OOP No.
                                                              18 Bonds and Subject
                                                              Properties
                        September 15, 1979................  Series UU Bonds               January 1, 1980
                        January 1, 1980...................  1980 Series A Bonds and       April 1, 1980
                                                              Subject Properties
                        April 1, 1980.....................  1980 Series B Bonds           August 15, 1980
                        August 15, 1980...................  Series QQP Nos. 10-19 Bonds,  August 1, 1981
                                                              1980 Series CP Nos. 1-12
                                                              Bonds and 1980 Series DP
                                                              No. 1-11 Bonds and Subject
                                                              Properties
                        August 1, 1981....................  1980 Series CP Nos. 13-25     November 1, 1981
                                                              Bonds and Subject
                                                              Properties
                        November 1, 1981..................  1981 Series AP Nos. 1-12      June 30, 1982
                                                              Bonds
                        June 30, 1982.....................  Article XIV Reconfirmation    August 15, 1982
                        August 15, 1982...................  1981 Series AP Nos. 13-14     June 1, 1983
                                                              and Subject Properties
                        June 1, 1983......................  1981 Series AP Nos. 15-16     October 1, 1984
                                                              and Subject Properties
                        October 1, 1984...................  1984 Series AP and 1984       May 1, 1985
                                                              Series BP Bonds and
                                                              Subject Properties
                        May 1, 1985.......................  1985 Series A Bonds           May 15, 1985
                        May 15, 1985......................  1985 Series B Bonds and       October 15, 1985
                                                              Subject Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        October 15, 1985..................  Series KKP No. 9 Bonds and    April 1, 1986
                                                              Subject Properties
                        April 1, 1986.....................  1986 Series A and Subject     August 15, 1986
                                                              Properties
                        August 15, 1986...................  1986 Series B and Subject     November 30, 1986
                                                              Properties
                        November 30, 1986.................  1986 Series C                 January 31, 1987
                        January 31, 1987..................  1987 Series A                 April 1, 1987
                        April 1, 1987.....................  1987 Series B and 1987        August 15, 1987
                                                              Series C
                        August 15, 1987...................  1987 Series D and 1987        November 30, 1987
                                                              Series E and Subject
                                                              Properties
                        November 30, 1987.................  1987 Series F                 June 15, 1989
                        June 15, 1989.....................  1989 Series A                 July 15, 1989
                        July 15, 1989.....................  Series KKP No. 10             December 1, 1989
                        December 1, 1989..................  Series KKP No. 11 and 1989    February 15, 1990
                                                              Series BP
                        February 15, 1990.................  1990 Series A, 1990 Series    November 1, 1990
                                                              B, 1990 Series C, 1990
                                                              Series D, 1990 Series E
                                                              and 1990 Series F
                        November 1, 1990..................  Series KKP No. 12             April 1, 1991
                        April 1, 1991.....................  1991 Series AP                May 1, 1991
                        May 1, 1991.......................  1991 Series BP and 1991       May 15, 1991
                                                              Series CP
                        May 15, 1991......................  1991 Series DP                September 1, 1991
                        September 1, 1991.................  1991 Series EP                November 1, 1991
                        November 1, 1991..................  1991 Series FP                January 15, 1992
                        January 15, 1992..................  1992 Series BP                February 29, 1992 and
                                                                                          April 15, 1992
                        February 29, 1992.................  1992 Series AP                April 15, 1992
                        April 15, 1992....................  Series KKP No. 13             July 15, 1992
                        July 15, 1992.....................  1992 Series CP                November 30, 1992
                        July 31, 1992.....................  1992 Series D                 November 30, 1992
                        April 1, 1986.....................  1986 Series A and Subject     August 15, 1986
                                                              Properties
                        August 15, 1986...................  1986 Series B and Subject     November 30, 1986
                                                              Properties
                        November 30, 1986.................  1986 Series C                 January 31, 1987
                        January 31, 1987..................  1987 Series A                 April 1, 1987
                        April 1, 1987.....................  1987 Series B and 1987        August 15, 1987
                                                              Series C
                        August 15, 1987...................  1987 Series D and 1987        November 30, 1987
                                                              Series E and Subject
                                                              Properties
                        November 30, 1987.................  1987 Series F                 June 15, 1989
                        June 15, 1989.....................  1989 Series A                 July 15, 1989
                        July 15, 1989.....................  Series KKP No. 10             December 1, 1989
                        December 1, 1989..................  Series KKP No. 11 and 1989    February 15, 1990
                                                              Series BP
                        February 15, 1990.................  1990 Series A, 1990 Series    November 1, 1990
                                                              B, 1990 Series C, 1990
                                                              Series D, 1990 Series E
                                                              and 1990 Series F
                        November 1, 1990..................  Series KKP No. 12             April 1, 1991

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        April 1, 1991.....................  1991 Series AP                May 1, 1991
                        May 1, 1991.......................  1991 Series BP and 1991       May 15, 1991
                                                              Series CP
                        May 15, 1991......................  1991 Series DP                September 1, 1991
                        September 1, 1991.................  1991 Series EP                November 1, 1991
                        November 1, 1991..................  1991 Series FP                January 15, 1992
                        January 15, 1992..................  1992 Series BP                February 29, 1992 and
                                                                                          April 15, 1992
                        February 29, 1992.................  1992 Series AP                April 15, 1992
                        April 15, 1992....................  Series KKP No. 13             July 15, 1992
                        July 15, 1992.....................  1992 Series CP                November 30, 1992
                        November 30, 1992.................  1992 Series E and 1993        March 15, 1993
                                                              Series D
                        December 15, 1992.................  Series KKP No. 14 and 1989    March 15, 1992
                                                              Series BP No. 2
                        January 1, 1993...................  1993 Series C                 April 1, 1993
                        March 1, 1993.....................  1993 Series E                 June 30, 1993
                        March 15, 1993....................  1993 Series D                 September 15, 1993
                        April 1, 1993.....................  1993 Series FP and 1993       September 15, 1993
                                                              Series IP
                        April 26, 1993....................  1993 Series G and Amendment   September 15, 1993
                                                              of Article II, Section 5
                        May 31, 1993......................  1993 Series J                 September 15, 1993
                        September 15, 1993................  1993 Series K                 March 1, 1994
                        March 1, 1994.....................  1994 Series AP                June 15, 1994
                        June 15, 1994.....................  1994 Series BP                December 1, 1994
                        August 15, 1994...................  1994 Series C                 December 1, 1994

                 ------------------------------------------
                 (a) See Supplemental Indenture dated as of July 1, 1970 for
                     Interstate Commerce Commission filing and recordation information.

                 (b) See Supplemental Indenture dated as of May 1, 1953 for
                     Secretary of State of Michigan filing information.

                 (c) See Supplemental Indenture dated as of May 1, 1974 for
                     County of Genesee, Michigan recording and filing information.

                             Further, pursuant to the terms and provisions of the
                         Original Indenture, a Supplemental Indenture dated as June
                         15, 1994 providing for the terms of bonds to be issued
                         thereunder of 1994 Series BP has heretofore been entered
                         into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a
                         financing statement on July 1, 1994 (Filing No. 44411B), has been filed and recorded in the Office of the Interstate
                         Commerce Commission (Recordation No. 5485-NNNN) on July 1,
                         1994, and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain
                         counties in the State of Michigan, as follows:

                                                                                    LIBER OF
                                                                                    MORTGAGES
                                                                                    OR COUNTY
                                          COUNTY                       RECORDED      RECORDS      PAGE
                                          ------                       --------     ---------     ----
                        Genesee....................................  July 5, 1994      3052       811-834
                        Huron......................................  July 1, 1994       630       333-356
                        Ingham.....................................  July 1, 1994      2191       854-877
                        Lapeer.....................................  July 1, 1994      0864     0459-0482
                        Lenawee....................................  July 1, 1994      1319       901-924
                        Livingston.................................  July 1, 1994      1843     0672-0695
                        Macomb.....................................  July 1, 1994     06381       684-707
                        Mason......................................  July 1, 1994       442        90-113
                        Monroe.....................................  July 1, 1994      1390     0931-0954
                        Oakland....................................  July 20, 1994    14843       827-850
                        St. Clair..................................  July 5, 1994      1361       599-622
                        Sanilac....................................  July 1, 1994       459         74-97
                        Tuscola....................................  July 6, 1994       661       391-414
                        Washtenaw..................................  July 1, 1994      2997       527-550
                        Wayne......................................  July 1, 1994     27471       444-467

                             Further, pursuant to the terms and provisions of the
                         Original Indenture, a Supplemental Indenture dated as August
                         15, 1994 providing for the terms of bonds to be issued
                         thereunder of 1994 Series C has heretofore been entered into between the Company and the Trustee and has been filed in
                         the Office of the Secretary of State of Michigan as a
                         financing statement on August 16, 1994 (Filing No. 46000B), has been filed and recorded in the Office of the Interstate
                         Commerce Commission (Recordation No. 5485-OOOO) on August
                         16, 1994, and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                                                    LIBER OF
                                                                                    MORTGAGES
                                                                                    OR COUNTY
                                         COUNTY                       RECORDED       RECORDS      PAGES
                                         ------                       --------      ---------     -----
                        Genesee..................................  August 16, 1994     3068         11-33
                        Huron....................................  August 16, 1994      632       650-672
                        Ingham...................................  August 16, 1994     2202       288-310
                        Lapeer...................................  August 16, 1994     0869     0936-0958
                        Lenawee..................................  August 16, 1994     1325       559-581
                        Livingston...............................  August 16, 1994     1855     0990-1012
                        Macomb...................................  August 16, 1994    06425       191-213
                        Mason....................................  August 16, 1994      443       561-583
                        Monroe...................................  August 16, 1994     1398     0968-0990
                        Oakland..................................  August 16, 1994    14910       248-270
                        St. Clair................................  August 16, 1994     1370       957-979
                        Sanilac..................................  August 16, 1994      460       661-683
                        Tuscola..................................  August 16, 1994      662     1224-1246
                        Washtenaw................................  August 16, 1994     3016       827-849
                        Wayne....................................  August 16, 1994    27560       686-708

RECORDING OF                 All the bonds of Series A which were issued under the
CERTIFICATES             Original Indenture dated as of October 1, 1924, and of
OF PROVISION             Series B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, W, Y,
FOR PAYMENT.             Z, AA, BB, CC, DDP Nos. 1-9, FFR Nos. 1-14, GGP Nos. 1-22,
                         HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-8, LLP Nos.
                         1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP Nos. 1-17, TTP Nos.
                         1-15, UU, 1980 Series A, 1980 Series CP Nos. 1-25, 1980
                         Series DP Nos. 1-11, 1981 Series AP Nos. 1-16, 1984 Series
                         AP, 1984 Series BP, 1985 Series A, 1985 Series B, 1987
                         Series A, PP, RR, EE, MMP, MMP No. 2 and 1989 Series A which were issued under Supplemental Indentures dated as of,
                         respectively, June 1, 1925, August 1, 1927, February 1,
                         1931, October 1, 1932, September 25, 1935, September 1,
                         1936, December 1, 1940, September 1, 1947, November 15,
                         1951, January 15, 1953, May 1, 1953, March 15, 1954, May 15,
                         1955, August 15, 1957, December 15, 1970, November 15, 1971,
                         January 15, 1973, May 1, 1974, October 1, 1974, January 15,
                         1975, November 1, 1975, February 1, 1976, June 15, 1976,
                         July 15, 1976, October 1, 1977, March 1, 1977, July 1, 1979,
                         March 1, 1977, March 1, 1977, March 1, 1977, September 1,
                         1979, July 1, 1977, July 1, 1979, September 15, 1979,
                         October 1, 1977, June 1, 1978, October 1, 1977, July 1,
                         1979, January 1, 1980, August 15, 1980, November 1, 1981,
                         October 1, 1984, May 1, 1985, May 15, 1985, January 31,
                         1987, June 1, 1978, October 15, 1978, December 15, 1975,
                         February 15, 1977, September 1, 1979 and June 15, 1989 have matured or have been called for redemption and funds
                         sufficient for such payment or redemption have been
                         irrevocably deposited with the Trustee for that purpose; and
                         Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP
                         Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP
                         No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                                   PART IV.
                                                 THE TRUSTEE.

TERMS AND                    The Trustee hereby accepts the trust hereby declared and
CONDITIONS OF            provided, and agrees to perform the same upon the terms and
ACCEPTANCE OF            conditions in the Original Indenture, as amended to date and
TRUST BY TRUSTEE.        as supplemented by this Supplemental Indenture, and in this
                         Supplemental Indenture set forth, and upon the following
                         terms and conditions:
                             The Trustee shall not be responsible in any manner
                         whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals
                         contained herein, all of which recitals are made by the
                         Company solely.

                                                   PART V.
                                                MISCELLANEOUS.

CONFIRMATION OF              Except to the extent specifically provided therein, no
SECTION 318(C) OF        provision of this supplemental indenture or any future
TRUST INDENTURE          supplemental indenture is intended to modify, and the
ACT                      parties do hereby adopt and confirm, the provisions of
                         Section 318(c) of the Trust Indenture Act which amend and
                         supercede provisions of the Indenture in effect prior to
                         November 15, 1990.

EXECUTION IN                 THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY
COUNTERPARTS.            EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN
                         SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH
                         COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME
                         INSTRUMENT.

                                        29

TESTIMONIUM.                 IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND
                           BANKERS TRUST COMPANY HAVE CAUSED THESE PRESENTS TO BE
                         SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR
                         RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE
                         PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR
                         ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE
                         CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR
                         ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST
                         ABOVE WRITTEN.

                                                                          THE DETROIT EDISON COMPANY,
                         (Corporate Seal)                                 By  ______________________________
                                                                                      L. L. Loomans
                                                                               Vice President and Treasurer

EXECUTION.               Attest:
                         ________________________________
                                Ronald J. Gdowski
                          Assistant Corporate Secretary
                         Signed, sealed and delivered by THE DETROIT
                         EDISON COMPANY, in the presence of
                         __________________________
                               Jack L. Somers
                         __________________________
                               Cathy M. Lewis

STATE OF MICHIGAN
                 SS.:
COUNTY OF WAYNE

ACKNOWLEDGMENT           On this      day of December, 1994, before me, the
OF EXECUTION             subscriber, a Notary Public within and for the County of
BY COMPANY.              Wayne, in the State of Michigan, personally appeared L. L.
                         Loomans, to me personally known, who, being by me duly
                         sworn, did say that he does business at 2000 Second Avenue,
                         Detroit, Michigan 48226 and is the Vice President and
                         Treasurer of THE DETROIT EDISON COMPANY, one of the
                         corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said
                         corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said
                         instrument was signed and sealed in behalf of said
                         corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said
                         L. L. Loomans, acknowledged said instrument to be the free act and deed of said corporation.

                                                                               ___________________________________
                         (Notarial Seal)                                           Judith Thun, Notary Public
                                                                                        Wayne County, MI
                                                                               My Commission Expires March 4, 1995

                                                                          BANKERS TRUST COMPANY,
                         (Corporate Seal)                                 By  ____________________________
                                                                                    Robert Caporale
                                                                                    Vice President
                         Attest:
                         ________________________________
                                 M. Lisa Morrone
                             Assistant Vice President
                         Signed, sealed and delivered by
                         BANKERS TRUST COMPANY, in the
                         presence of
                         ___________________________
                                 Scott Thiel
                         ___________________________
                               Denise Mitchell


STATE OF NEW YORK
                  SS.:
COUNTY OF NEW YORK


ACKNOWLEDGMENT           On this      day of December, 1994, before me, the
OF EXECUTION             subscriber, a Notary Public within and for the County of New
BY TRUSTEE.              York, in the State of New York, personally appeared Robert
                         Caporale, to me personally known, who, being by me duly
                         sworn, did say that his business office is located at Four
                         Albany Street, New York, New York 10015, and he is Vice
                         President of BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument;
                         that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate
                         seal of said corporation; and that said instrument was
                         signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name
                         thereto by like authority; and said Robert Caporale
                         acknowledged said instrument to be the free act and deed of said corporation.

                         (Notarial Seal)
                                                                              ___________________________________
                                                                                         Karen J. Morena
                                                                                Notary Public, State of New York
                                                                                         No. 41-4991083
                                                                                   Qualified in Queens County
                                                                              Certificate Filed in New York County
                                                                                   Commission Expires 1-21-96

STATE OF MICHIGAN
                               SS.:
COUNTY OF WAYNE


AFFIDAVIT AS TO          L. L. Loomans, being duly sworn, says: that he is the Vice
CONSIDERATION            President and Treasurer of THE DETROIT EDISON COMPANY, the
AND GOOD FAITH.          Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said
                         instrument and of the consideration therefor; that the
                         consideration for said instrument was and is actual and
                         adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                                                                      -------------------

                                                                                          L. L. Loomans
                              Sworn to before me this        day of
                                          December, 1994

                                         /s/ JUDITH THUN
                              ---------------------------------------
                                    Judith Thun, Notary Public
                                         Wayne County, MI
                               My Commission Expires March 4, 1995
                                         (Notarial Seal)
                          This instrument was drafted by Frances B. Rohlman, Esq., 2000 Second Avenue, Detroit, Michigan
                                                                       48226